                                                                      Exhibit 12

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
          FOR CNL INCOME FUND, LTD. THROUGH CNL INCOME FUND XVI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       41,689,299       32,152,408       81,127,221
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)      (2,360,227)          14,138       (3,035,361)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       39,329,072       32,166,546       78,091,860

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971        2,665,232              578        4,708,214

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       52,402,838       32,172,771      104,304,310

Earnings/fixed charges                                                    18.16             4.50            79.97             4.76

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       22,565,684       32,152,408       43,983,966
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)         (72,829)          14,138          (69,474)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       22,492,855       32,166,546       43,914,492

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          112,954              578           84,192

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,014,343       32,172,771       65,502,290

Earnings/fixed charges                                                    18.16             2.83            79.97             2.99

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND II, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,153,306       32,152,408       44,613,441
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (220,344)          14,138         (366,517)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       22,932,962       32,166,546       44,246,924

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          298,092              578          453,093

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,639,588       32,172,771       66,204,253

Earnings/fixed charges                                                    18.16             2.89            79.97             3.02

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND III, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,210,568       32,152,408       44,691,618
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)         (90,795)          14,138           39,367
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,119,773       32,166,546       44,730,985

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          138,107              578           95,138

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,666,414       32,172,771       66,330,359

Earnings/fixed charges                                                    18.16             2.89            79.97             3.03

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND IV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,031,120       32,152,408       44,724,645
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (157,371)          14,138          145,254
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       22,873,749       32,166,546       44,869,899

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          244,688              578          218,782

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,526,971       32,172,771       66,592,917

Earnings/fixed charges                                                    18.16             2.88            79.97             3.04

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND V, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,335,003       32,152,408       44,548,359
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (252,222)          14,138         (191,905)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,082,781       32,166,546       44,356,454

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          184,304              578          253,274

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,675,619       32,172,771       66,113,964

Earnings/fixed charges                                                    18.16             2.89            79.97             3.02

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND VI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       24,348,537       32,152,408       45,956,703
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (238,908)          14,138         (211,054)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       24,109,629       32,166,546       45,745,649

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          294,987              578          256,015

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,813,150       32,172,771       67,505,900

Earnings/fixed charges                                                    18.16             2.99            79.97             3.08

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND VII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,617,920       32,152,408       45,455,488
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (262,318)          14,138         (222,319)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,355,602       32,166,546       45,233,169

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          229,568              578          328,389

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,993,704       32,172,771       67,065,794

Earnings/fixed charges                                                    18.16             2.92            79.97             3.06

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND VIII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,634,124       32,152,408       46,383,304
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (125,768)          14,138         (191,733)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,508,356       32,166,546       46,191,571

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          213,214              578          301,547

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,130,104       32,172,771       67,977,344

Earnings/fixed charges                                                    18.16             2.93            79.97             3.10

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND IX, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,425,927       32,152,408       45,286,744
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (272,625)          14,138         (496,681)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,153,302       32,166,546       44,790,063

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          425,994              578          708,966

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,987,830       32,172,771       67,003,265

Earnings/fixed charges                                                    18.16             2.92            79.97             3.06

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND X, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,723,073       32,152,408       45,084,776
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (174,085)          14,138         (209,228)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,548,988       32,166,546       44,875,548

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          272,964              578          334,124

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,230,486       32,172,771       66,713,908

Earnings/fixed charges                                                    18.16             2.94            79.97             3.05

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,702,940       32,152,408       46,764,532
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)         (93,521)          14,138          (77,591)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,609,419       32,166,546       46,686,941

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          142,628              578          164,791

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,160,581       32,172,771       68,355,968

Earnings/fixed charges                                                    18.16             2.93            79.97             3.12

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND XII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       24,155,799       32,152,408       46,032,894
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (207,148)          14,138          (52,406)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,948,651       32,166,546       45,980,488

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          182,255              578          176,237

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,539,440       32,172,771       67,660,961

Earnings/fixed charges                                                    18.16             2.96            79.97             3.09

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND XIII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,288,106       32,152,408       45,531,141
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (141,561)          14,138         (208,886)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,146,545       32,166,546       45,322,255

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          180,519              578          220,692

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,735,598       32,172,771       67,047,183

Earnings/fixed charges                                                    18.16             2.90            79.97             3.06

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XIV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,709,775       32,152,408       46,296,373
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (207,921)          14,138         (279,233)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,501,854       32,166,546       46,017,140

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          251,499              578          314,106

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,161,887       32,172,771       67,835,482

Earnings/fixed charges                                                    18.16             2.93            79.97             3.10

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,519,262       32,152,408       45,759,361
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (148,046)          14,138         (208,169)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,371,216       32,166,546       45,551,192

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          197,266              578          241,497

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,977,016       32,172,771       67,296,925

Earnings/fixed charges                                                    18.16             2.92            79.97             3.07

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XVI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,578,597       32,152,408       46,001,917
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (105,479)          14,138         (106,916)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,473,118       32,166,546       45,895,001

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          141,608              578          113,701

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,023,260       32,172,771       67,512,938

Earnings/fixed charges                                                    18.16             2.92            79.97             3.08

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881